Producers of the World's
     Finest Pasta
========================

                                 March 21, 2007

James P. Fogarty
Managing Director
Alvarez & Marsal, LLC
600 Lexington Avenue
6th Floor
New York, NY  10022

     Re:  Letter Agreement of September 28, 2005, as amended

Dear Jim:

     This letter (the "Second  Amendment")  addresses various matters related to the engagement  letter dated September 28, 2005, as amended March 10, 2006, (the
"Letter")  between  Alvarez & Marsal,  LLC ("A&M") and  American  Italian  Pasta
Company (the  "Company").  Upon  execution  hereof by each of the parties below, this Second Amendment will further amend the Letter.

     Paragraph  1(a)(iii) of the Letter states that the staffing  levels,  after the Phase One Review (as  defined  herein),  will be agreed  with the  Company's board of directors (the "Board") or its designees.  A&M  acknowledges and agrees that the staffing levels, committed personnel and related fees for the remainder of calendar year 2007 will be managed by A&M to minimize the expense to AIPC and in any event will not exceed $225,000.00 per month.

     Paragraph  2(a) of the Letter states that the billing rates of Mr.  Fogarty and the other A&M personnel "shall be subject to adjustment  annually on January
1, to the extent that the Company and A&M agree." The current  billing  rate for
Mr.  Fogarty is $600 per hour.  The current  hourly  billing rates for other A&M personnel, by position held at A&M, are Director: $375-500; Associate: $275-375;
and Analyst:  $200-275. The Company and A&M agree to maintain these same billing rates for all of these positions during calendar year 2007.

     In  addition,  A&M and the  Company  agree  that A&M will be  eligible  for certain  incentive  compensation  related to the  achievement  of the  financial results  by the  Company as  described  below.  In no event  will any  incentive compensation  be due A&M unless the Company's  fiscal year 2005 Annual Report on
Form 10-K has been filed with the SEC, and with Mr. Fogarty  signing such Report and all included  certifications as principal  executive officer of the Company, or making himself available to sign such Report and all included  certifications as principal executive officer of the Company.

     The  incentive  compensation  will be based on both (1) the extent to which the Company  achieves FY 2007 EBITDA and cash flow targets  (both as defined for purposes of the Company's executive incentive plan for FY 2007) and (2) the date through which A&M continues to be engaged by the Company.

================================================================================
                         American Italian Pasta Company
  Briarcliff One, 4100 North Mulberry Drive, Suite 200, Kansas City, MO 64116
          Phone: 816.584.5000 Toll-free 800.272.7828 Fax: 816.584.5100

     The Initial  Incentive Payment will be calculated as shown in the following table:

                      Initial Incentive Payment Calculation

     EBITDA Measure                                     Incentive Payment Range
     [redacted]                                         $0
     [redacted]                                         $292,000 - $400,000 *
     [redacted]                                         $400,000 - $520,000 *
     [redacted]                                         $520,000

     Cash Flow Measure                                  Incentive Payment Range
     [redacted]                                         $0
     [redacted]                                         $292,000 - $400,000 *
     [redacted]                                         $400,000 - $520,000 *
     [redacted]                                         $520,000
     * simple pro-ration

     Once the Initial Incentive  Payment is determined  following the completion of the Company's  2007 fiscal year, the Final  Incentive  Payment Amount will be determined  by  multiplying  the  Initial  Incentive  Payment  by  a  percentage determined by the date through which A&M continues to be engaged  hereunder,  as follows:

     Percentage Multiplier = A / B where

     A = The number of business  days from  January 2, 2007  through the date on which A&M's engagement ends; and

     B = 250, which is the agreed number of business days in calendar year 2007.

     [paragraph redacted]

     If the  foregoing  is  acceptable  to  you,  please  sign  this  letter  to acknowledge your agreement with its terms.

                                       Sincerely,

                                       American Italian Pasta Company

                                       By:  /s/ William R. Patterson
                                           -------------------------------------
                                            William R. Patterson
                                            Chairman

Accepted and Agreed:

Alvarez & Marsal, LLC

By:  /s/ James P. Fogarty
    --------------------------------
     James P. Fogarty
     Managing Director